AOSI PRODUCTION CO.,LTD. 澳思製作有限公司

AND

中国圣荣国际影业传媒集团（澳门）有限公司

SERVICE AGREEMENT

TABLE OF CONTENTS

THIS SERVICE AGREEMENT is entered into on March 25, 2023 by and between:

(1) AOSI PRODUCTION CO.,LTD. , 澳思製作有限公司 ("Company"); and

(2) **中国圣荣国际影业传媒集团（澳门）有限公司**

(each a "**Party**", together "**Parties**").

WHEREAS:

(A) The Company is established primarily to operate WEB 3.0 related media services and wishes to retain certain investment and administrative services of the service provider and to utilize the planning and assistance of the service provider under this Agreement.

(B) The Service Provider agrees to provide the Services to the Company on the terms and conditions of this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

1. DEFINITIONS AND INTERPRETATION

1.1 In this Agreement (including the recitals thereto), unless the context otherwise requires:

"Agreement"	means this Service Agreement.
"Claims"	means all actions, proceedings, losses, claims, costs, demands, expenses and liabilities (including legal, professional and other expenses reasonably incurred in connection with such liabilities).
"Disabling Conduct"	means fraud, willful misconduct, gross negligence, willful violation of any Applicable Law or material breach of duty.
"Services"	means the services to be provided by the Service Provider to the Company in respect of the Company as set forth in Clause 3.1.

1.2 The rules of interpretation apply in construing this Agreement unless the context requires otherwise:

(a) references to time are to time in Macau Special Administrative Region;

(b) "**in writing**" and "**written**" includes printing, type, electronic mail, photography and all other modes of representing or reproducing words in permanent visible form;

(c) references to "**Clauses**" are to clauses of this Agreement;

(d) words importing the singular include the plural and vice versa, and words importing one gender include both genders and the neuter and vice versa;

(e) mentioning anything after includes, including, for example or any similar expression does not limit what else might be included;

(f) if a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(g) the table of contents and headings are included for convenience only and shall not affect the construction or interpretation of this Agreement;

(h) the recitals form part of this Agreement;

(i) references to a person include an individual, body corporate, partnership, any other unincorporated body or association of persons, and any government or government agency;

(j) references to any agreement or other document include that agreement or document as may be amended, supplemented or novated from time to time;

(k) references to legislation or legislative provisions include any amendment, consolidation, extension or re-enactment, and any orders, regulations, instruments or other subordinate legislation made under that legislation or legislative provision;

(l) any reference to books, records or other information means books, records or other information in any form including paper, electronically-stored data, magnetic media, film and microfilm; and

(m) a reference to a person includes an individual, body corporate, corporation, trust, partnership, unincorporated body or other entity, whether or not it comprises a separate legal entity.

2. APPOINTMENT

2.1 The Company hereby appoints the Service Provider, and the Service Provider hereby accepts its appointment, to provide the Services on the terms and conditions of this Agreement.

2.2 The powers, rights and authorities of the Service Provider will continue and remain in full force and effect until the appointment of the Service Provider and this Agreement is terminated in accordance with the terms of this Agreement.

3. SERVICES

3.1 The Service Provider will provide the following services to the Company in respect of the Company:

(a) Delegate Web3.0 industry professionals as the Company course teachers;

(b) Develop courses related to the "Private Board Meeting" program for the Company ;

(c) For the "Private Board Meeting" project held by the Company every quarter, no less than 3 teachers are provided for each time.

3.2 Prepare relevant industry reports;In conducting the Services, the Service Provider will have regard to and comply with any Applicable Law.

4. FEES

4.1 As consideration for performing the Services in accordance with the terms of this Agreement, the Company shall pay the Service Provider:

(a) the Service Fee : MOP (1,940,000). 30% of the amount shall be paid within 15 working days from the date of signing the contract, and the remaining 70% shall be paid after the acceptance of Party A.

4.2 The term of the service is from 1 April 2023 to 31 March 2024

5. EXPENSES

The Service Provider will bear all, and the Company will not bear any, of the expenses incurred in providing its services to the Company and overhead expenses of an ordinary and recurring nature such as office rent, facilities, furniture and fixtures, salaries, entertainment expenses, travel expenses, utilities and administrative expenses.

6. CONFIDENTIALITY

6.1 Each Party must not, during the term of this Agreement and following the termination or expiration of this Agreement, disclose to any third party any information of a confidential nature concerning the other Party, the Company, any of their respective Affiliates or the assets of the Company which has become known to the Party in connection with this Agreement ("**Confidential Information**"). Each Party will use all reasonable endeavors to prevent disclosure of any Confidential Information other than as permitted by this Agreement.

6.2 The obligations of confidentiality under Clause 6.1 will not apply where the Confidential Information:

(a) is used by, or disclosed to, an employee, director, officer, representative, agent or delegate of a Party on a need to know basis for the purpose of fulfilling that Party's obligations under this Agreement or with the prior written consent of the other Parties;

(b) has become public knowledge other than as a result of a breach of the obligations of confidentiality under Clause 6.1;

(c) is required to be disclosed to any governmental or regulatory authority or otherwise required to be disclosed by any law or order of any court of competent jurisdiction to which the Party required to make the disclosure may be subject; or

(d) is disclosed in confidence to the recipient's advisors, lawyers, auditors or insurers where reasonably necessary for the performance of such advisors', lawyers', auditors' or insurers' professional services.

7. TERMINATION

7.1 This Agreement and the appointment of the Service Provider may only be terminated by the

Company or otherwise with the prior written consent of the Company.

7.2 Any termination of this Agreement will be without prejudice to the existing rights and liabilities of the Parties. The Service Provider will be entitled to receive all outstanding fees (including the Service Fee and the Performance Fee) accrued but unpaid up to the date of termination. Notwithstanding anything to the contrary, Clauses 6, 8, 9, 11, 12 and 13 will survive termination of this Agreement.

8. INDEMNITY IN FAVOUR OF THE COMPANY

The Service Provider agrees to hold harmless and fully indemnify, on demand, the Company, its Shareholders, its Affiliates and their respective directors, officers and employees (each an "**Indemnified Party**") against all Claims which may be brought against, suffered or incurred by any Indemnified Party as a result of the Service Provider's performance of the Services or its duties under this Agreement or otherwise by reason of its activities conducted for the Company, except when such Claims are incurred as a result of the Indemnified Party's Disabling Conduct in its duties under this Agreement, as finally determined by a court of competent jurisdiction.

9. REPRESENTATION AND WARRANTIES

9.1 The Company represents and warrants to the Service Provider that as at the date of this Agreement:

(a) it is validly existing and duly incorporated in accordance with the laws of its jurisdiction of incorporation and has full power and authority to conduct its business as currently being conducted;

(b) this Agreement when executed by the parties to it will constitute valid and binding obligations enforceable against it in accordance with its terms;

(c) it has the requisite power and authority to enter into and perform its obligations under this Agreement and holds all authorisations, consents, exemptions and licences required to be held under any Applicable Law governing its activities pursuant to this Agreement; and

(d) the execution and performance of this Agreement has been validly authorised by all necessary actions, and does not and will not violate or conflict with or constitute a default under (i) any Applicable Law by which it is bound, (ii) any provision of its constitutive documents, or (iii) any other, contract, agreement, undertaking, document or instrument by which it is bound.

9.2 The Service Provider represents and warrants to the Company that as at the date of this Agreement, and at all times until the termination of this Agreement:

(a) he is not a minor and is of full age and of sound mind;

(b) no step or procedure has been taken in any jurisdiction which would restrict his ability or legal capacity to enter into this Agreement or would require the approval of a third party or an authority;

(c) he is acting as principal and for his own account and not as agent or trustee or in any other capacity on behalf of any third party under this Agreement;

(d) the obligations expressed to be assumed by him in this Agreement are legally binding, valid and enforceable obligations; and

(e) all authorizations and consent required from any governmental or other authority or under any Applicable Law, contract, agreement, undertaking, document or instrument by which he is bound, for or in connection with the execution, validity and performance of this Agreement have been obtained and are in full force and effect.

10. INDEPENDENT CONTRACTOR

For all purposes of this Agreement, the Service Provider will be an independent contractor and not an employee or agent of the Company. Nothing in this Agreement will be construed as making any such person a partner or co-venturer with the Service Provider or any of its Affiliates. Except as provided in this Agreement, the Service Provider will not have any authority to bind, obligate or represent the Company.

11. NOTICE

11.1 Addresses for Notices

All notices and communications issued under or in accordance with this Agreement to the Parties shall be made in writing and sent as follows:

AOSI PRODUCTION CO.,LTD.
New City Commercial Centre Phase 1, 2/F AY1 Rm

中国圣荣国际影业传媒集团（澳门）有限公司

Block B, Floor 5, Xinjiang Building, No.20, Jinghu Road, Macau

or to such other address or electronic mail address for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

11.2 Effectiveness

(a) Every notice or communication sent in accordance with Clause 11.1 shall be effective:

(i) if delivered by hand, at the time of delivery;

(ii) if posted, where the addressee's address is in the same country as the country of posting, on the 3rd Business Day after the day of posting;

(iii) if posted, where the addressee's address is not in the same country as the country of posting, on the 6th Business Day after the day of posting; or

(iv) if sent by electronic mail transmission, at the time of receipt when the electronic mail enters the recipient's information processing system,

provided, however that any such notice or communication which would otherwise take effect after 4:00 p.m. on any particular day shall not take effect until 10:00 a.m. on the immediately succeeding Business Day in the place of the addressee.

(b) In proving service by post, it shall be sufficient to prove that an envelope containing the notice was duly addressed, stamped and posted.

(c) All notices and other communications issued under or in accordance with this Agreement shall be made in the English language or shall be accompanied by a certified English translation. Any such certified English translation that is delivered in accordance with this Agreement shall be certified as a true and accurate translation by a professionally qualified translator or by some other person competent to do so.

12. MISCELLANEOUS

12.1 Costs

Each Party will bear its own costs arising out of the negotiation, preparation and execution of this Agreement.

12.2 Waiver Not to Prejudice Rights of Parties

(a) Failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of any right, power or remedy provided by law or under this Agreement by any Party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under this Agreement.

(b) Any waiver or consent given by any Party under this Agreement will only be effective and binding on that Party if it is given or confirmed in writing by that Party.

(c) No waiver of a breach of any term of this Agreement will operate as a waiver of another breach of that term or of a breach of any other term of this Agreement.

12.3 Severability

(a) Any provision of, or the application of any provision of, this Agreement or any agreement, power, authority, discretion or remedy of a party under this Agreement which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition. If permissible in a jurisdiction, a provision that is prohibited in that jurisdiction is to be read down to the extent necessary to ensure enforceability of that provision in that jurisdiction, unless this would materially change the intended effect of this Agreement.

(b) Any provision or part of a provision in this Agreement that is, or at any time becomes invalid, illegal or unenforceable in any respect under any law may be severed from this Agreement and the remaining provisions or parts of the provision of this Agreement will continue in force as if the invalid, illegal or unenforceable provision had never been contained in this Agreement.

(c) The application of this Clause 12.3 is not limited by any other provision of this Agreement in relation to severability, prohibition or enforceability.

12.4 Assignment

Except as expressly provided otherwise, no Party may assign or pledge to a third party all or

any part of its rights and obligations under this Agreement, without obtaining the prior written consent of the other Party.

12.5 **Counterparts**

This Agreement may be executed (including by electronic signatures) in any number of counterparts, each of which constitute an original and all of which when taken together (in original form or an electronic mail copy) will constitute one and the same instrument. Any Party may execute this Agreement by signing any such counterpart.

12.6 **Entire Agreement**

This Agreement and the documents referred to in it contain the whole agreement between the Parties relating to the transactions contemplated by this Agreement and supersede all previous agreements between the Parties relating to these transactions.

12.7 **No Partnership or Agency**

Nothing in this Agreement is intended to, or shall be deemed to, establish any partnership between any of the Parties, constitute any Party the agent of another Party, or authorise any Party to make or enter into any commitments for or on behalf of any other Party.

12.8 **Third Party Rights**

(a) A person who is not a Party has no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of HKSAR) or under this Agreement to enforce or to enjoy the benefit of any term of this Agreement.

(b) Notwithstanding any term of this Agreement, the consent of or notice to any person who is not a Party will not be required for any termination, rescission or agreement to any variation, waiver, assignment, novation, release or settlement under this Agreement at any time.

12.9 **Remedies Cumulative**

The rights of the Parties under this Agreement are cumulative and do not exclude or restrict any other rights (except as otherwise provided in this Agreement).

12.10 **Amendment**

No amendment to this Agreement will be effective unless in writing and executed by all the Parties.

13. GOVERNING LAW AND DISPUTE RESOLUTION

13.1 **Governing Law**

This Agreement shall be construed and governed in accordance with the laws of HKSAR (without regard to the principles of conflicts of laws).

13.2 **Dispute Resolution**

The Parties irrevocably submit to the exclusive jurisdiction of the courts of HKSAR to settle

any disputes and claims which may arise out of, or in connection with, this Agreement.

[This remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF the undersigned have executed this Agreement on the date first above written.

EXECUTED by
AOSI PRODUCTION CO.,LTD.
澳思製作有限公司

)
)
)

Name:
Title:

EXECUTED by
中国圣荣国际影业传媒集团（澳门）有限公司

)
)
)

Name:
Title:

MOP >30000

AOSI PRODUCTION CO.,LTD. 澳思製作有限公司

AND

中国圣荣国际影业传媒集团（澳门）有限公司

SERVICE AGREEMENT

中國
傳媒集團

TABLE OF CONTENTS

CLAUSE		PAGE

THIS SERVICE AGREEMENT is entered into on January 11, 2023 by and between:

(1) AOSI PRODUCTION CO.,LTD. , 澳思製作有限公司 ("Company"); and

(2) **中国圣荣国际影业传媒集团（澳门）有限公司**

(each a "**Party**", together "**Parties**").

WHEREAS:

(A) The Company is established primarily to operate WEB 3.0 related media services and wishes to retain certain investment and administrative services of the service provider and to utilize the planning and assistance of the service provider under this Agreement.

(B) The Service Provider agrees to provide the Services to the Company on the terms and conditions of this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

1. DEFINITIONS AND INTERPRETATION

1.1 In this Agreement (including the recitals thereto), unless the context otherwise requires:

"Agreement"	means this Service Agreement.
"Claims"	means all actions, proceedings, losses, claims, costs, demands, expenses and liabilities (including legal, professional and other expenses reasonably incurred in connection with such liabilities).
"Disabling Conduct"	means fraud, willful misconduct, gross negligence, willful violation of any Applicable Law or material breach of duty.
"Services"	means the services to be provided by the Service Provider to the Company in respect of the Company as set forth in Clause 3.1.

1.2 The rules of interpretation apply in construing this Agreement unless the context requires otherwise:

(a) references to time are to time in Macau Special Administrative Region;

(b) "**in writing**" and "**written**" includes printing, type, electronic mail, photography and all other modes of representing or reproducing words in permanent visible form;

(c) references to "**Clauses**" are to clauses of this Agreement;

(d) words importing the singular include the plural and vice versa, and words importing one gender include both genders and the neuter and vice versa;

(e) mentioning anything after includes, including, for example or any similar expression does not limit what else might be included;

(f) if a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(g) the table of contents and headings are included for convenience only and shall not affect the construction or interpretation of this Agreement;

(h) the recitals form part of this Agreement;

(i) references to a person include an individual, body corporate, partnership, any other unincorporated body or association of persons, and any government or government agency;

(j) references to any agreement or other document include that agreement or document as may be amended, supplemented or novated from time to time;

(k) references to legislation or legislative provisions include any amendment, consolidation, extension or re-enactment, and any orders, regulations, instruments or other subordinate legislation made under that legislation or legislative provision;

(l) any reference to books, records or other information means books, records or other information in any form including paper, electronically-stored data, magnetic media, film and microfilm; and

(m) a reference to a person includes an individual, body corporate, corporation, trust, partnership, unincorporated body or other entity, whether or not it comprises a separate legal entity.

2. APPOINTMENT

2.1 The Company hereby appoints the Service Provider, and the Service Provider hereby accepts its appointment, to provide the Services on the terms and conditions of this Agreement.

2.2 The powers, rights and authorities of the Service Provider will continue and remain in full force and effect until the appointment of the Service Provider and this Agreement is terminated in accordance with the terms of this Agreement.

3. SERVICES

3.1 The Service Provider will provide the following services to the Company in respect of the Company:

(a)The company Related whole-case planning scheme of NFT product IP provided;

(b)Provide product-related legal advice and risk advice;

(c)Provide time planning and budget planning for the contract term;

3.2 Prepare relevant industry reports;In conducting the Services, the Service Provider will have regard to and comply with any Applicable Law.

4. FEES

4.1 As consideration for performing the Services in accordance with the terms of this Agreement, the Company shall pay the Service Provider:

(a) the Service Fee : MOP (230,000). 30% of the amount shall be paid within 15 working days from the date of signing the contract, and the remaining 70% shall be paid after the acceptance of Party A.

4.2 The term of the service is from 20 January 2023 to 19 April 2023

5. EXPENSES

The Service Provider will bear all, and the Company will not bear any, of the expenses incurred in providing its services to the Company and overhead expenses of an ordinary and recurring nature such as office rent, facilities, furniture and fixtures, salaries, entertainment expenses, travel expenses, utilities and administrative expenses.

6. CONFIDENTIALITY

6.1 Each Party must not, during the term of this Agreement and following the termination or expiration of this Agreement, disclose to any third party any information of a confidential nature concerning the other Party, the Company, any of their respective Affiliates or the assets of the Company which has become known to the Party in connection with this Agreement ("**Confidential Information**"). Each Party will use all reasonable endeavors to prevent disclosure of any Confidential Information other than as permitted by this Agreement.

6.2 The obligations of confidentiality under Clause 6.1 will not apply where the Confidential Information:

(a) is used by, or disclosed to, an employee, director, officer, representative, agent or delegate of a Party on a need to know basis for the purpose of fulfilling that Party's obligations under this Agreement or with the prior written consent of the other Parties;

(b) has become public knowledge other than as a result of a breach of the obligations of confidentiality under Clause 6.1;

(c) is required to be disclosed to any governmental or regulatory authority or otherwise required to be disclosed by any law or order of any court of competent jurisdiction to which the Party required to make the disclosure may be subject; or

(d) is disclosed in confidence to the recipient's advisors, lawyers, auditors or insurers where reasonably necessary for the performance of such advisors', lawyers', auditors' or insurers' professional services.

7. TERMINATION

7.1 This Agreement and the appointment of the Service Provider may only be terminated by the

Company or otherwise with the prior written consent of the Company.

7.2 Any termination of this Agreement will be without prejudice to the existing rights and liabilities of the Parties. The Service Provider will be entitled to receive all outstanding fees (including the Service Fee and the Performance Fee) accrued but unpaid up to the date of termination. Notwithstanding anything to the contrary, Clauses 6, 8, 9, 11, 12 and 13 will survive termination of this Agreement.

8. INDEMNITY IN FAVOUR OF THE COMPANY

The Service Provider agrees to hold harmless and fully indemnify, on demand, the Company, its Shareholders, its Affiliates and their respective directors, officers and employees (each an "**Indemnified Party**") against all Claims which may be brought against, suffered or incurred by any Indemnified Party as a result of the Service Provider's performance of the Services or its duties under this Agreement or otherwise by reason of its activities conducted for the Company, except when such Claims are incurred as a result of the Indemnified Party's Disabling Conduct in its duties under this Agreement, as finally determined by a court of competent jurisdiction.

9. REPRESENTATION AND WARRANTIES

9.1 The Company represents and warrants to the Service Provider that as at the date of this Agreement:

(a) it is validly existing and duly incorporated in accordance with the laws of its jurisdiction of incorporation and has full power and authority to conduct its business as currently being conducted;

(b) this Agreement when executed by the parties to it will constitute valid and binding obligations enforceable against it in accordance with its terms;

(c) it has the requisite power and authority to enter into and perform its obligations under this Agreement and holds all authorisations, consents, exemptions and licences required to be held under any Applicable Law governing its activities pursuant to this Agreement; and

(d) the execution and performance of this Agreement has been validly authorised by all necessary actions, and does not and will not violate or conflict with or constitute a default under (i) any Applicable Law by which it is bound, (ii) any provision of its constitutive documents, or (iii) any other, contract, agreement, undertaking, document or instrument by which it is bound.

9.2 The Service Provider represents and warrants to the Company that as at the date of this Agreement, and at all times until the termination of this Agreement:

(a) he is not a minor and is of full age and of sound mind;

(b) no step or procedure has been taken in any jurisdiction which would restrict his ability or legal capacity to enter into this Agreement or would require the approval of a third party or an authority;

(c) he is acting as principal and for his own account and not as agent or trustee or in any other capacity on behalf of any third party under this Agreement;

(d) the obligations expressed to be assumed by him in this Agreement are legally binding, valid and enforceable obligations; and

(e) all authorizations and consent required from any governmental or other authority or under any Applicable Law, contract, agreement, undertaking, document or instrument by which he is bound, for or in connection with the execution, validity and performance of this Agreement have been obtained and are in full force and effect.

10. INDEPENDENT CONTRACTOR

For all purposes of this Agreement, the Service Provider will be an independent contractor and not an employee or agent of the Company. Nothing in this Agreement will be construed as making any such person a partner or co-venturer with the Service Provider or any of its Affiliates. Except as provided in this Agreement, the Service Provider will not have any authority to bind, obligate or represent the Company.

11. NOTICE

11.1 Addresses for Notices

All notices and communications issued under or in accordance with this Agreement to the Parties shall be made in writing and sent as follows:

AOSI PRODUCTION CO.,LTD.
New City Commercial Centre Phase 1, 2/F AY1 Rm

中国圣荣国际影业传媒集团（澳门）有限公司

Block B, Floor 5, Xinjiang Building, No.20, Jinghu Road, Macau

or to such other address or electronic mail address for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

11.2 Effectiveness

(a) Every notice or communication sent in accordance with Clause 11.1 shall be effective:

(i) if delivered by hand, at the time of delivery;

(ii) if posted, where the addressee's address is in the same country as the country of posting, on the 3rd Business Day after the day of posting;

(iii) if posted, where the addressee's address is not in the same country as the country of posting, on the 6th Business Day after the day of posting; or

(iv) if sent by electronic mail transmission, at the time of receipt when the electronic mail enters the recipient's information processing system,

provided, however that any such notice or communication which would otherwise take effect after 4:00 p.m. on any particular day shall not take effect until 10:00 a.m. on the immediately succeeding Business Day in the place of the addressee.

(b) In proving service by post, it shall be sufficient to prove that an envelope containing the notice was duly addressed, stamped and posted.

(c) All notices and other communications issued under or in accordance with this Agreement shall be made in the English language or shall be accompanied by a certified English translation. Any such certified English translation that is delivered in accordance with this Agreement shall be certified as a true and accurate translation by a professionally qualified translator or by some other person competent to do so.

12. MISCELLANEOUS

12.1 Costs

Each Party will bear its own costs arising out of the negotiation, preparation and execution of this Agreement.

12.2 Waiver Not to Prejudice Rights of Parties

(a) Failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of any right, power or remedy provided by law or under this Agreement by any Party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under this Agreement.

(b) Any waiver or consent given by any Party under this Agreement will only be effective and binding on that Party if it is given or confirmed in writing by that Party.

(c) No waiver of a breach of any term of this Agreement will operate as a waiver of another breach of that term or of a breach of any other term of this Agreement.

12.3 Severability

(a) Any provision of, or the application of any provision of, this Agreement or any agreement, power, authority, discretion or remedy of a party under this Agreement which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition. If permissible in a jurisdiction, a provision that is prohibited in that jurisdiction is to be read down to the extent necessary to ensure enforceability of that provision in that jurisdiction, unless this would materially change the intended effect of this Agreement.

(b) Any provision or part of a provision in this Agreement that is, or at any time becomes invalid, illegal or unenforceable in any respect under any law may be severed from this Agreement and the remaining provisions or parts of the provision of this Agreement will continue in force as if the invalid, illegal or unenforceable provision had never been contained in this Agreement.

(c) The application of this Clause 12.3 is not limited by any other provision of this Agreement in relation to severability, prohibition or enforceability.

12.4 Assignment

Except as expressly provided otherwise, no Party may assign or pledge to a third party all or

any part of its rights and obligations under this Agreement, without obtaining the prior written consent of the other Party.

12.5 **Counterparts**

This Agreement may be executed (including by electronic signatures) in any number of counterparts, each of which constitute an original and all of which when taken together (in original form or an electronic mail copy) will constitute one and the same instrument. Any Party may execute this Agreement by signing any such counterpart.

12.6 **Entire Agreement**

This Agreement and the documents referred to in it contain the whole agreement between the Parties relating to the transactions contemplated by this Agreement and supersede all previous agreements between the Parties relating to these transactions.

12.7 **No Partnership or Agency**

Nothing in this Agreement is intended to, or shall be deemed to, establish any partnership between any of the Parties, constitute any Party the agent of another Party, or authorise any Party to make or enter into any commitments for or on behalf of any other Party.

12.8 **Third Party Rights**

(a) A person who is not a Party has no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of HKSAR) or under this Agreement to enforce or to enjoy the benefit of any term of this Agreement.

(b) Notwithstanding any term of this Agreement, the consent of or notice to any person who is not a Party will not be required for any termination, rescission or agreement to any variation, waiver, assignment, novation, release or settlement under this Agreement at any time.

12.9 **Remedies Cumulative**

The rights of the Parties under this Agreement are cumulative and do not exclude or restrict any other rights (except as otherwise provided in this Agreement).

12.10 **Amendment**

No amendment to this Agreement will be effective unless in writing and executed by all the Parties.

13. GOVERNING LAW AND DISPUTE RESOLUTION

13.1 **Governing Law**

This Agreement shall be construed and governed in accordance with the laws of HKSAR (without regard to the principles of conflicts of laws).

13.2 **Dispute Resolution**

The Parties irrevocably submit to the exclusive jurisdiction of the courts of HKSAR to settle

any disputes and claims which may arise out of, or in connection with, this Agreement.

[This remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF the undersigned have executed this Agreement on the date first above written.

EXECUTED by)
AOSI PRODUCTION CO.,LTD.)
澳思製作有限公司

) ______________________________
Name:
Title:

EXECUTED by)
中国圣荣国际影业传媒集团（澳门）有限公司)

) ______________________________
Name:
Title:

INTEGRATED MARKETING SERVICE CONTRACT

整合营销服务合同

Party A: Aosi Production Co. Ltd.

Party B: China Shengrong International Film & Media Group (Macau) Limited

甲方：澳思制作有限公司

乙方：中国圣荣国际影业传媒集团（澳门）有限公司

On the principle of equality, voluntary, mutual benefit, party A and Party B enter into the following agreement through full negotiation on matters related to Party A entrusting Party B to provide marketing integration services, which shall be followed by both parties.

甲乙双方本着平等自愿、互利互惠的原则，就甲方委托乙方提供营销整合服务的有关事宜，经过双方充分协商，达成如下协议条款，以资双方共同遵照执行。

I.SERVICE MATTERS

1. Party B shall provide professional promotion services for Party A, Including providing integrated marketing planning plans for the products, business and brand image to be promoted by Party A itself or Party A's customers, And through Party B's professional technology in marketing, technology, data, traffic and other aspects, party B shall provide Party A or its customers including but not limited to: scheme planning, material production optimization, and the Internet platform selected by Party B (including but not limited to Twitter, Instagram, Meta, Youtobe, TikTok, Metaera, Coindesk, Blockbeats, Golden wealth, Block rhythm, Planet Daily, et al, The following are referred to as "platform") for marketing content promotion and other integrated marketing services;

2.Party A agrees to entrust Party B to carry out the integrated marketing services as agreed herein, and shall pay the corresponding fees to Party B in accordance with the provisions hereof;

3. The promotion of marketing content agreed in this Contract refers to an information technology service that displays the information of Party A, Party A's products or its customers or products on the result page of the above platform and relevant pages (collectively referred to as "Display Page").

一、服务事项

1. 乙方为甲方提供专业推广服务，包括为甲方自身或甲方客户拟推广的产品、业务、品牌形象等提供整合营销策划方案，并通过乙方在营销推广、技术、数据、流量等方面的专业技术为甲方或其客户提供包括但不限于：方案策划、素材制作优化、在乙方选择的互联网平台（包括但不限于 Twitter,Instagram,Meta,Youtobe,TikTok ,Metaera,Coindesk,Blockbeats,金色财金，区块律动，星球日报等，以下均称为“平台”）进行营销内容推广等整合营销服务；

2. 甲方同意委托乙方开展本合同约定之整合营销服务，并按照本合同的约定向乙方支付相应的费用；

3. 本合同所约定的营销内容推广是指在上述平台的结果页以及相关页面（统称为“显

示页面”）上有偿展示甲方、甲方产品或其客户或产品信息的一种信息技术服务。

II.TERM OF SERVICE

1. Service term: From April 1,2023 to September 30,2023.
2. If both parties agree to renew the contract before, and the two parties agree to renew the contract separately. If both parties fail to renew the contract, the contract will be automatically terminated upon the expiration of the service term.

二、服务期限

1.服务期限:2023 年 4 月 1 日至 2023 年 9 月 30 日。

2.本合同期限届满前 1 个月，若双方同意续签的，另行签订续签合同，双方未能续签合同的，则本合同在服务期限届满之日起自动终止。

III. term of service

1. Party A has understood the service content and terms of this Contract in detail, guarantees that the information submitted by it is true and accurate, and assumes full responsibility to it. If the publicity and promotion platform requires opening an account in the name of Party A or its customer company, Party A shall provide the relevant qualification documents before the promotion and approval by Party B, Party B shall release business license, copy of identity certificate of legal person (director), power of attorney, trademark registration certificate, patent certificate and relevant industry qualification, etc., it shall provide relevant valid qualification certificates to opening the account; Party A agrees that Party B shall confirm the information by telephone, mail and other ways in accordance with the legal provisions;
2. Party a approval, fully entrust party b to provide comprehensive integrated marketing services, in party a fully recognized and informed, including not limited to operation of party a in party b or party b integrate the media content on the system, related processes, material production, account, payment and the necessary services and operations related to this agreement. Party B has the right to optimize and adjust according to the actual promotion effect, control the budget and the scope of the effect, and try its best to serve Party A;
3. After the account opening materials provided by Party A are approved by Party B, Party B shall, according to the promotion needs, timely contact the we-media account that meet the delivery requirements, help Party A to open the marketing and promotion account, and manage and optimize the account;
4. Party b promises to use its platform integration, platform user data and behavior model, for party a to provide more intelligent integrated marketing services, targeted choice on the platform and on the time and target population, and when necessary to adjust the strategy, try our best to serve party a's promotion demand, implementation, supervision on the effect, to provide party a comprehensive technical and optimization services;
5. Party B shall complete the marketing promotion on the platform selected by Party B according to the integrated marketing plan and the promotion content confirmed by Party A; Party A shall have the right to check the publicity content on the relevant platforms and make acceptance settlement and reconciliation after Party B completes the services agreed herein;
6. Party B shall have the right to modify this Service Agreement at any time according to changes in relevant Chinese laws and regulations, the development of the Internet, and adjustment of such adjustments. If Party A intends to continue to use the integrated marketing services provided by

Party B, the latest service agreement. If the dispute arises, Party A may cancel the integrated marketing services of Party B if Party A continues to enjoy the service, it shall be deemed to accept the change in the service terms.

三、服务条款

1. 甲方已详细了解本合同的服务内容和条款，保证其提交的信息真实准确，并对其承担全部责任。若宣传推广平台要求必须以甲方或其客户公司名义开户，则宣传推广开始前甲方需提供相关资质文件，需乙方审核通过后，乙方方予以进行内容发布，资质文件包括：营业执照，法人(董事)身份确认证件复印件、授权委托书、商标注册证、专利证书及相关行业资质等；如果是特殊行业有特别规定的，则必须提供相关有效的资质证件才能开户；甲方同意乙方采用电话、邮件等符合法律规定的方式对信息进行确认；

2. 甲方认可，完全委托乙方为甲方提供全面的整合营销服务，在甲方充分认可并知情的情况下，包括不限于操作甲方在乙方或乙方整合之媒体上的宣传内容投放系统、相关流程、素材制作、账户、款项支付等与本协议相关的必要服务与操作。乙方有权根据实际推广效果进行优化与调整，控制预算及效果范围，尽最大努力服务甲方；

3. 甲方提供的开户资料经乙方认可之后，乙方应根据推广需要，及时对接符合投放要求的自媒体账户及帮助甲方开通营销推广账户，负责管理并优化账户；

4. 乙方承诺利用自身平台整合优势、平台用户数据及行为模型，为甲方提供更为智能的整合营销服务，有针对性的选择投放平台及投放时间和目标人群，并在必要时候对投放策略进行调整，尽最大努力服务甲方的推广需求，实施投放，监督投放效果，为甲方提供全面的技术与优化服务；

5. 乙方根据经甲方确认的整合营销方案及推广内容，在乙方所选择的平台上完成相应的营销推广后，即完成本合同约定的营销推广工作；甲方有权自行查阅相关平台宣传内容投放情况，并在乙方完成本合同约定服务后进行验收结算、对账确认；

6. 乙方有权随时根据中国有关法律、法规的变化、互联网的发展以及公司经营状况和经营策略的调整等因素修改本服务协议，当此类调整发生以后，如甲方要继续使用乙方提供的整合营销服务，须对最新的服务协议进行仔细阅读和重新确认，当发生有关争议时，以最新的服务协议为准；如果不同意所改动的内容，甲方可以主动取消使用乙方整合营销服务；如果甲方继续享用服务，则视为接受服务条款的变动。

IV.PROPAGANDA CONTENT

1. Party B shall, in accordance with the integrated marketing and promotion plan confirmed by Party A or its customers, make the publicity content and materials required for the promotion for Party A, including but not limited to content introduction documents and pictures, etc., and carry out publicity and promotion on relevant platforms. Party b for party a promotional content, promotion material shall be confirmed by party a, and shall comply with the requirements of the platform, shall not violate the provisions of national policies, laws, regulations, shall not violate social order, shall not involve social sensitive issues, shall not violate the legitimate rights and interests of others, including privacy, intellectual property rights, etc.

2. If the publicity and promotion contents must go through the approval procedures of relevant government departments, Party A shall be responsible for cooperating with the approval form, and Party A shall submit the relevant approval form to Party B, and Party B shall release the promotion form after receiving it.

3. If the publicity content required by Party A to promote on the platform does not meet the requirements of the platform due to party B, Party B shall revise it until it meets the requirements

of the platform.

4. The ownership of the publicity and promotion content produced by Party B in accordance with this Cooperation Agreement shall belong to Party A.

四、宣传内容

1. 乙方按照经甲方或其客户确认的整合营销推广方案，为甲方制作推广所需要的宣传内容及素材，包括但不限于内容介绍文档、图片等，并在相关平台上进行宣传推广。乙方为甲方制作的宣传推广内容、推广素材需经甲方确认，且需遵守平台的要求，不得违反国家政策、法律、法规的规定，不得违背社会公序良俗，不得涉及社会敏感问题，不得侵犯他人包括隐私权、知识产权等在内的合法权益。

2. 若宣传推广内容必须办理相关政府部门审批手续的，则甲方需负责配合办理，且甲方应当在审批同意后，将相关审批同意书一并提交给乙方，乙方收到后方予以发布推广。

3. 若甲方在平台上推广所需要的宣传内容因乙方制作原因不符合平台要求的，则乙方需负责修订至符合平台要求为止。

4. 乙方按照本合作协议所制作的宣传推广内容，所有权归属甲方。

V.PAYMENT AND EXPENSE SETTLEMENT

1. Contract Amount: The fees to be charged by Party B for providing integrated marketing services to Party A or its customers with a total amount not less than MOP 14,688,000.00 per six months and not less than MOP 2,448,000.00 per month.

2. Payment method: Monthly payment shall be made. Party A shall pay no less than MOP 1,224,000.00 as the advance payment for monthly promotion, and pay the remaining MOP 1,224,000.00 within three working days after the completion of the acceptance of the promotion service in the current month

五、款项支付与费用结算

1. 合同金额：本合同项下乙方为甲方或其客户提供整合营销推广服务应收取的费用，每半年总金额不低于澳门币 14,688,000.00 元，且每月不低于澳门币 2,448,000.00 元。

2. 支付方式：按月结算，甲方每月向乙方派发当月相关推广需求时，需支付不少于澳门币 1,224,000.00 元作为当月推广预付款，并在当月推广服务验收结束后三个工作日内支付剩余澳门币 1,224,000.00 元。

VI. INTELLECTUAL PROPERTY RIGHTS

1. Both parties guarantee that the materials, information, materials and documents provided by one party to the other party are legally obtained and will not infringe the intellectual property rights and other legitimate rights and interests, otherwise all responsibilities shall be borne by the Provider. If the economic losses are caused to the other party, the Provider shall be liable for compensation.

2. Both parties guarantee that one party under this contract or allowed to use the other party of the hardware, software, program, password, trade name, technology, license, patent, trademark, technical knowledge and business process is the other party, does not produce any form of transfer, transfer or share, the party has no rights or interests.

3. If either party finds that the other party has committed the above violation of intellectual property protection, it shall have the right to require the other party to immediately stop the infringement and be liable for compensation.

六、知识产权

1．双方保证一方向另一方提供的资料、信息、素材、文件等均为合法取得且不会侵犯任何其他人的知识产权等合法权益，否则一切责任由提供方自行承担，若因此造成另一方经济损失的，提供方应当承担赔偿责任。

2．双方保证一方根据本合同获知或获准使用的另一方的硬件、软件、程序、密码、商品名、技术、许可证、专利、商标、技术知识和经营过程是另一方的合法所有，不因本合同的签订而产生任何形式的转移、转让或共有，该方对此无任何权利或利益。

3．若一方发现另一方有上述违反知识产权保护的行为,有权要求另一方立即停止该侵权行为,并承担赔偿责任。

VII.CONFIDENTIALITY

1. Party A and Party B shall keep confidential the confidential information of the other party obtained during the performance of this Contract. Except for the performance of this Contract, the receiving receiver shall not disclose to any third party the confidential information of the other party (including its branches, holding company and joint venture) during the performance of the obligations under this Contract. Confidential information includes technical information and business information, which includes but is not limited to operation manual, technical scheme, engineering design, technical indicators, technical report, experimental data, work progress and related correspondence, etc. The business information includes but is not limited to the purchase plan of the receiver, the product price, the product use, the negotiation between the parties, any signed documents, including all the information contained in the contract, agreement, memorandum and order, but the corresponding information released by Party A through the marketing content shall not belong to the confidential information agreed herein.

2. Without the written consent of the other party, the Receiving Party shall not use or disclose any confidential information of the other party beyond the purpose of the cooperation, whether the confidential information is oral or written, or in the form of disk, film or electronic parts.

3. The Receiving Party shall protect the Confidential Information of the other Party with at least the same care as protecting its own secrets and at least without reasonable care to prevent the theft of the Confidential Information or any unauthorized use, disclosure or dissemination of the Confidential Information.

4. Employees of the Receiving Party shall be limited to knowing the purpose necessary to contact the confidential information, but shall be subject to confidentiality provisions at least as strict as this Contract. If the employee of the other party breaches the confidentiality agreement of this contract, the other party shall be jointly and severally liable.

5. When the other party proposes to recover the relevant materials of the confidential information, the receiving party shall return the relevant materials and their copies to the other party, or destroy the materials and their copies at the request of the other party and provide relevant certificates.

6. Unless expressly expressed, the disclosure of the other party to the receiving party under this Contract does not indicate the license or use of any patent, trademark, copyright, trade secret and other intellectual property rights granted to the recipient.

7. In the event of any breach of the above provisions, the other party shall have the right to take one or more of the following remedies according to the extent of the breach and the damage caused: termination of the cooperation between the parties; require the breaching party to compensate the other party in full according to the total contract amount; claim losses and expenses (including but not limited to attorney's fees, investigation and evidence collection fees,

etc.);

8. The confidentiality obligations of the parties hereunder shall be valid forever unless such confidential information has been fully legally disclosed or the party that discloses the information declares that the information will not be kept confidential.

七、保密

1．甲、乙双方在履行本合同过程中对所获知的对方保密信息负有保密义务。除了为履行本合同之外，信息接收方不得在非履行本合同项下义务而向第三方透露在合作期间获得和知晓的对方（包括其分支机构、控股公司和合资公司）的保密信息。保密信息包括技术信息和经营信息，其中技术信息包括但不限于操作手册、技术方案、工程设计、技术指标、技术报告、实验数据、工作进度以及相关的函电等。经营信息包括但不限于接收方采购计划、产品价格、产品用途、双方洽谈的情况、签署的任何文件，包括合同、协议、备忘录、订单所包含的一切信息，但甲方通过营销内容发布的相应信息不属于本合同约定的保密信息。

2．未经对方书面同意，接收方不得在双方合作目的之外使用或向第三方透露对方的任何保密信息，不管这些保密信息是口头的还是书面的，还是以磁盘、胶片或电子件等形式存在的。

3．接收方应以至少等同于保护其自有机密的谨慎程度来保护对方的保密信息，且至少不低于合理的谨慎程度，来防止保密信息被盗窃或任何对保密信息的未经授权的使用、披露或传播。

4．接收方的雇员仅限于必要了解目的以接触对方保密信息，但应接受至少与本合同同等严格的保密条款的约束。如对方雇员违反本合同保密约定，对方应承担连带责任。

5．当对方提出收回保密信息的有关资料时，接收方应将有关资料及其复制件交还给对方，或应对方的要求将这些资料及其复制件销毁，并提供相关证明。

6．除非有明示，本合同下对方对接收方的信息披露不表明对接收方授予任何专利、商标、著作权、商业秘密及其他知识产权的许可或使用。

7．如果协议任何一方违反上述条款，另一方有权根据违反的程度以及造成的损害采取以下一种或多种补救措施：终止双方的合作；要求违约方按合同总额向另一方进行全额赔偿；要求赔偿相应的损失和费用支出（包括但不限于律师费用、调查取证费等）；

8．本合同下双方的保密义务永久有效，除非是该等保密信息已经被完全合法公开或信息披露方宣布该信息不再予以保密。

VIII. LIABILITY FOR BREACH OF CONTRACT

1. Party a overdue payment, party b shall have the right to request party a according to each overdue day to pay the payable amount of five out of liquidated damages, and party b shall have the right to temporarily stop the service, so the consequences shall be borne by party a, party b shall not bear any responsibility, overdue more than 15 days, party b shall have the right to unilaterally terminate the contract and require party a to pay 20% of the total contract price.

2. If the Contract is terminated not due to party B's subjective fault, or Party A unilaterally terminates this Contract in advance, the fees charged by Party B shall not be refunded. If party B causes losses to Party B, Party A shall compensate Party B for all the actual losses.

3. If the Contract is terminated in advance due to Party B's subjective fault, Party B shall refund the expenses corresponding to the amount of advance payment for the marketing content not released by Party A. If the losses occur to Party A, Party B shall also compensate Party A for all the actual losses.

八、违约责任

1. 甲方逾期付款的，乙方有权要求甲方按照每逾期一日支付应付金额万分之五的违约金，且乙方有权暂时停止应提供的服务，因此产生的后果，由甲方自行承担，乙方不承担任何责任，逾期超过 15 日的，则乙方有权单方解除合同并要求甲方支付合同总价款 20%的违约金。

2. 如非因乙方的主观过错导致本合同终止，或甲方单方提前终止本合同的，则乙方所收取的费用不予退还，若因此造成乙方损失的，甲方还应赔偿乙方全部实际损失。

3. 如因乙方主观过错导致本合同提前终止的，乙方应退还甲方未发布营销内容的预付款金额对应的费用，造成甲方损失的，乙方还应赔偿甲方全部实际损失。

IX. SPECIAL DISCLAIMER

Party a understand, based on the overall market interests and business needs, the media and the platform, website may not regularly to its website service content, layout, page design and other relevant aspects, such as the adjustment affect the data under this contract (including but not limited to release location, data promotion time, etc.), party a will give full understanding, party b should minimize the impact to the above.

2. Party A understands that in order for the normal operation of the platform and the website, the media will shut down the website regularly or irregularly. If the marketing content under this Agreement cannot be released according to the plan, Party A will give an understanding and Party B shall notify Party A within the shortest time.

3. In addition to the above circumstances, if the marketing content cannot be explained due to other reasons of the media party, Party A shall understand and Party B shall timely notify Party A and make adjustments to the delivery plan to minimize the impact.

4. Party A agrees that if party B fails to release the marketing content as planned due to the above circumstances, it shall not be deemed to have breached the contract.

九、特殊免责

1. 甲方理解，基于市场整体利益考虑及经营需要，媒体及其投放平台、网站可能不定期对其网站的服务内容、版面布局、页面设计等有关方面进行调整，如因上述调整而影响本合同项下的数据推广(包括但不限于发布位置、数据推广时间等)，甲方将给予充分谅解，乙方应尽可能将上述影响减至最低。

2. 甲方理解，为了投放平台、网站正常运行，媒体会定期或不定期的对网站进行停机维护，如因此类情况而造成本协议项下的营销内容不能按计划发布，甲方将给予谅解，乙方应在最短时间内通知甲方。

3. 除上述情形外，如因媒体方其他原因导致营销内容不能如期刊例，甲方给予谅解，乙方需及时通知甲方，并对投放计划作出调整，将影响降至最低.

4. 甲方同意，如因上述情形而不能按计划发布营销内容的，不视为乙方违约。

X. ANTI-CORRUPTION CLAUSE

1. The parties shall urge their employees, agents, consultants, and other personnel involved in the performance of this Contract (collectively, "interested Personnel") to comply with all laws and regulations related to anti-bribery and anti-corruption, and shall not engage in any form that may involve bribery, corruption, extortion, occupation or other illegal acts.

2. Either party shall guarantee that the other party or the interested party of the other party is exempt from any expenditure, damage, liability, loss or expenses directly or indirectly caused by the violation of the interested party by such party or the anti-bribery law. In case of any violation,

the party shall bear the full liability for compensation to the other party.

十、反腐败条款

1．双方应当促使其雇员、代理人、顾问、其他与履行本合同有关人员(统称“利害关系人员”)遵守与反贿赂和反腐败有关的所有法律、法规，不得以任何形式从事任何可能涉及贿赂、腐败、敲诈、职务侵占或其他违法的行为。

2．任何一方应保证另一方或另一方的利害关系人员免于遭受由于该方或该方之利害关系人员违反反贿赂法律而直接或间接导致的任何支出、损害、责任、损失或费用。如有违反，该方应当向另一方承担全部赔偿责任。

XI. NOTICE AND SERVICE

1. All notices between the two parties shall be in writing and may be delivered by special person, registered mail, express mail, fax, E-mail, etc.

2. Both parties agree that the first of the contract determines the scope of contact, including the lawsuit when both sides send all kinds of notice, contract documents, including contract disputes related documents and legal documents, including the dispute into the civil procedure of preservation, filing, first instance, second instance, retrial and execution procedures of all judicial procedures. 3. The contact information determined by both parties in the first part hereof this contract shall be the effective communication mode. If either party makes any change, it shall promptly notify the other party in writing. Otherwise, the service of the other party to the communication mode before the change according to the service mode agreed in herein shall still be deemed as valid service, and the adverse consequences arising therefrom shall be borne by the party who fails to timely notify the party.

十一、通知与送达

1．双方之间的一切通知均为书面形式，可以专人送达、挂号邮递、特快专递、传真、电子邮件等方式传送。

2．双方同意，本合同首部所确定的双方联系方式的适用范围，包括非诉时双方发送各类通知、合同等文件，也包括就合同发生纠纷时相关文件和法律文书的送达，还包括在争议进入民事诉讼程序后的保全、立案、一审、二审、再审和执行程序等全部司法程序。

3. 双方在本合同首部中确定的联系方式即为其有效的通讯方式。任何一方发生变更的，应及时书面通知对方。否则，对方根据本合同约定的送达方式向更改前的通讯方式进行的送达仍视为有效送达，由此产生的不利后果由未及时通知一方承担。

XII. APPLICATION OF LAW AND DISPUTE RESOLUTION METHODS

This Contract is governed by the laws of the People's Republic of China. Any dispute arising from this contract or related to this contract, the two parties shall first in line with the principle of mutual understanding and mutual accommodation, negotiation cannot be resolved, the dispute to the local people's court, the resulting including legal fees, litigation, preservation, security, announcement, investigation, evaluation, travel, auction, enforcement and so on all expenses shall be borne by the losing party.

十二、法律适用和争议解决方式

本合同适用中华人民共和国法律。凡因本合同引起的或与本合同有关的任何争议，双方首先应本着互谅互让的原则协商解决，协商无法解决时，将该争议提交甲方所在地人民法院诉讼解决，由此产生的包括律师费、诉讼费、保全费、担保费、公告费、调查费、评估费、差旅费、拍卖费、强制执行费等所有费用等均由败诉方承担。

XIII. OTHER AGREEMENTS

1. This contract shall come into force upon the signing of both parties (signed by natural person, official seal or special seal of legal person or other organization for the contract). Upon mutual agreement of both parties, this contract may be supplemented, modified, or terminated in advance.
2. To facilitate the signing in different places, the contract and confirmation letter signed by both parties by fax, electronic scanning and other data messages shall have the same legal effect; in order to implement the management of the contract, both parties shall have the obligation to exchange the original contract to the other party by mail.
3. Any failure or delay of any party to exercise any of its rights, powers, indemnity or compensation under the Contract shall not be deemed as a waiver of such rights, indemnity or compensation. The exercise of the rights, powers, indemnification or compensation under this Contract in whole or in part shall not affect the exercise of the other rights, powers, indemnity or compensation.
4. If any content of any clause under this Contract is judged to be invalid or unenforceable, then the other contents of this clause and the other terms of this Contract shall remain in full force and effect and shall not be affected by the contents of such invalid clause.
5. The headings of each clause of the Contract are for purposes only and shall not restrict, extend or otherwise interpret the provisions of the Contract.
6. This contract is made in duplicate, with each party holding one copy and each copy having the same legal effect.

十三、其他约定

1．本合同自双方签署（自然人签字，法人或其他组织加盖公章或合同专用章）之日起生效。经双方协商一致，可以对本合同予以补充、变更，也可提前终止本合同。

2．为了方便异地签约，甲乙双方通过传真、电子扫描等数据电文方式签订的合同、确认函与面签签订的合同、确认函具有同等的法律效力；为落实双方对合同的管理，通过数据电文（包括传真、电子数据交换和电子邮件等）扫描等方式签订合同的，甲乙双方有通过邮寄等方式互换合同原件交给对方的义务。

3．任何一方未能或延迟行使其于本合同项下的任何权利、权力、赔偿或补偿并不视为其放弃该等权利权力、赔偿或补偿。任何一方全部或部分行使本合同项下的权利、权力、赔偿或补偿不影响其行使其他权利、权力、赔偿或补偿。

4．本合同项下的任何条款的任何内容若被判定为无效或不可强制执行的，那么，该条款的其他内容和本合同的其他条款将保持完全有效并且不受该无效条款内容的影响。

5．本合同各条款之标题仅为提示之用，不对合同条文发生限制、扩展或其他解释作用。

6．本合同一式二份，双方各执一份，具有同等法律效力。

(No text below, for the contract signing page)

（以下无正文，为合同签署页）

Party A:	Party B:
(Seal):	(Seal):
Authorized Representative:	Authorized Representative:
Date:	Date:
甲方：	乙方：
（盖章）：	（盖章）：
授权代表：	授权代表：
日期：　　年　　月　　日	日期：　　年　　月　　日